Exhibit 99.1

Bar Harbor Bankshares Reports Fourth Quarter Results; Declares Dividend

BAR HARBOR, MAINE – January 19, 2023 - Bar Harbor Bankshares (NYSE American: BHB) (the “Company”) reported fourth quarter 2022 net income of $12.5 million or $0.83 per diluted share compared to $9.8 million or $0.65 per diluted share in the same quarter of 2021.  Earnings per share in the prior year quarter included a $0.05 per diluted share benefit from Paycheck Protection Program (“PPP”) loans. For the full year of 2022, net income was $43.6 million or $2.88 per diluted share compared to $39.3 million and $2.61 per diluted share for 2021, an increase of 11%.

FOURTH QUARTER HIGHLIGHTS (all comparisons to the fourth quarter 2021 unless otherwise noted)

●	1.30% return on assets, compared to 1.02%
●	12.73% return on equity, compared to 9.16%
●	11% annualized commercial loan growth, 19% commercial loan growth for 2022, compared to 2021
●	3.76% net interest margin, compared to 2.79%
●	58% efficiency ratio (non-GAAP measure), compared to 61%
●	0.17% non-performing assets ratio to total assets, compared to 0.27%

Bar Harbor Bankshares’ President and Chief Executive Officer, Curtis C. Simard stated, “We are excited about all of our accomplishments in 2022, and most recently, for ending the year with such a strong quarter that demonstrated stable performance across all divisions.  The results this past quarter once again highlight the strength of our balance sheet and the ability of our teams to deliver on core deposits, loans and wealth management in our markets. Our performance metrics showed significant favorable expansion throughout all of 2022 and included 19% in total commercial loan growth for the year while adhering to selective criteria and only experienced operators.  We ended the year with a return on assets of 1.30% and net income was up 28% over the fourth quarter of 2021.  Our credit quality remains solid as we posted net recoveries for the quarter and we continue to diligently manage expenses despite wage inflation while delivering positive operating leverage.  Return on equity was 12.73% in the quarter, up from 9.16% in the same quarter of 2021 on higher earnings and a more stable fair market value related to the securities portfolio, which we continue to classify all as held to maturity preserving our flexibility.”

Mr. Simard further commented, “While we did see a decline in overall deposit balances during the quarter, it was primarily in institutional accounts with low activity, which tend to be most rate sensitive.  We continue to work with each customer on rates rather than make sweeping movements which allows us to focus on expanding those relationships as we review individual requests.  Despite the developing rate pressure on deposits, we benefitted from the higher rate environment as our assets repriced, allowing for an additional 29 basis points of expansion in the margin to 3.76%.  As we move into 2023, we have organically moved towards a slightly less asset sensitive position given the mix in loan growth during 2022.”

Mr. Simard went on to say, “Assets under management increased 7% during the quarter versus the S&P 500 which was up 4% for the same period.  Our wealth team added more than $132 million in new account assets this past year.  We have a strong, relationship centric wealth management group that we believe has positioned us to realize an organic lift as the market returns.”

Mr. Simard concluded, “Looking ahead in 2023, we are well positioned for success regardless of the rate environment.   We are proud to be operating as an organization focused in Northern New England, committed to the needs of our customers while delivering shareholder value.”

DIVIDEND DECLARED

The Company’s Board of Directors voted to declare a cash dividend of $0.26 per share to shareholders of record at the close of business on February 16, 2023 payable on March 16, 2023.  This dividend equates to a 3.25% annualized yield based on the $32.04 closing share price of the Company’s common stock on December 30, 2022, the last trading day of the fourth quarter 2022.

BHB - Bar Harbor Bankshares	Page 1	www.barharbor.bank

FINANCIAL CONDITION

The Company had asset growth of 2% or $69 million quarter over quarter to $3.9 billion at the end of fourth quarter 2022.  Loans grew 2% or $52 million to $2.9 billion at the end of the fourth quarter driven by an 11% net annualized increase in commercial loans and 1% annualized growth in residential real estate.

Non-accruing loans for the fourth quarter 2022 decreased 16.7% or $1.3 million to $6.5 million from $7.8 million at the end of the third quarter.  The ratio of accruing past due loans to total loans decreased to 0.09% of total loans at the end of the fourth quarter 2022 from 0.10% at the end of the third quarter. The fourth quarter 2022 resulted in $155 thousand net recovery of charged off loans compared to a net charge off of $44 thousand in the third quarter. The allowance for credit losses increased $842 thousand to $25.9 million for the fourth quarter, compared to $25.0 million at the end of the third quarter 2022, due largely to significant loan growth during the quarter and  growth in commercial construction unused lines of credit.

Total deposits were $3.0 billion at the end of the fourth quarter 2022 down 3% or $92.2 million. Core deposits decreased $81 million or 3% driven by a $55.2 million decrease in business checking, demand deposit accounts and non-personal money market balances.   Time deposits decreased $10.8 million during the quarter as customers continue to move funds to transactional accounts upon contractual maturity.  Excess cash and short-term borrowings were used as funding during the fourth quarter 2022 as loan growth outpaced deposit growth.

The Company’s book value per share was $26.09 at the end of the fourth quarter of 2022, compared with $25.22 at the end of the third quarter. Tangible book value per share (non-GAAP measure) was $17.78 at the end of the fourth quarter 2022, compared to $16.89 at the end of the third quarter, an annualized increase of 21%.  Other comprehensive income included unrealized loss on securities totaling $55.2 million in the fourth quarter 2022 compared to $58.7 million at the end of the third quarter.

RESULTS OF OPERATIONS

Net income increased 28% in the fourth quarter 2022 to $12.5 million, or $0.83 per diluted share, compared to $9.8 million, or $0.65 per diluted share, in the same quarter of 2021.  PPP income contributed $0.05 to earnings per share in the fourth quarter of 2021.

Net interest margin increased 97 basis points or 34% to 3.76% compared to 2.79% in the same period of 2021. The increase was driven by a 125 basis point increase in average yields as existing variable rate loans repriced along with growth in earning assets, offset in part by a higher cost of funds.  PPP loan fee amortization due to forgiveness contributed 10 basis points in the fourth quarter of 2021.  In addition, excess interest-bearing cash balances in the fourth quarter of 2021 reduced net interest margin by 27 basis points.  The yield on loans was 4.56% in the fourth quarter 2022, up from 3.58% in the same quarter of 2021 or 3.45% when excluding interest from PPP loans.  Costs of interest-bearing liabilities increased to 0.78% from 0.41% in the fourth quarter 2021 due primarily to a shift to wholesale borrowings to fund loans as deposit balances declined by 12% from a run-off of larger balance accounts seeking higher interest rates.

The provision for credit losses for the fourth quarter 2022 was $687 thousand, compared to $126 thousand in the fourth quarter of 2021, driven primarily by the 7% annualized loan growth. The provision for credit losses on unfunded commitments increased $1.4 million in the current quarter driven largely by the growth in unfunded commercial construction lines of credit.

Non-interest income in the fourth quarter 2022 was $8.2 million, compared to $11.2 million in the same quarter of 2021.  Customer service fees grew to $3.6 million in the fourth quarter of 2022 from $3.5 million in the same quarter of 2021 on a higher number of transactional accounts.  Wealth management income in the fourth quarter 2022 was $3.4 million, compared to $3.8 million in prior year due primarily to lower AUM stemming from a decline market valuations.  Mortgage banking income was $153 thousand, compared to $1.6 million in the same period of 2021 reflecting increased on balance sheet activity related to higher interest rates.  Additionally, the fourth quarter of 2021 included $890 thousand of gains on the sales of securities.

Non-interest expense was $24.6 million in the fourth quarter 2022 and $22.9 million in the same quarter of 2021.  Salaries and employee benefits increased by $1.1 million primarily due to the revaluation of long-term incentive accruals driven by the Company’s higher stock price at the end of the fourth quarter 2022. The provision for unfunded commitments increased $1.2 million over the prior year quarter due to an increase in commercial construction activity. The efficiency ratio (non-GAAP) in the fourth quarter 2022 was 58%, down from 61%, or 63% excluding PPP loan income in the fourth quarter 2021.  Non-core expenses (non-GAAP) in the fourth quarter of 2021 consisted mostly of a $1.1 million prepayment penalty on debt extinguishment and a $515 thousand loss on sale of premises and equipment.

BHB - Bar Harbor Bankshares	Page 2	www.barharbor.bank

BACKGROUND

Bar Harbor Bankshares (NYSE American: BHB) is the parent company of its wholly-owned subsidiary, Bar Harbor Bank & Trust. Founded in 1887, Bar Harbor Bank & Trust is a true community bank serving the financial needs of its clients for over 135 years. Bar Harbor Bank & Trust provides full-service community banking with office locations in all three Northern New England states of Maine, New Hampshire and Vermont. For more information, visit www.barharbor.bank.

FORWARD-LOOKING STATEMENTS

All statements, other than statements of historical fact, included in this release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements relating to the current economic outlook, potential risks to the economy, future interest rates, our ability to grow in the future, and management’s optimism about the Company’s market and financial positions. The words “believe,” “anticipate,” “expect,” “may,” “will,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of the future, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the Company’s wealth management growth when the market returns, 2023 success regardless of the rate environment, future financial and operating results and the Company’s plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from the statements, including, but not limited to: (1) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust, including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses, (2) deterioration in the financial condition of borrowers of Bar Harbor Bank & Trust, including as a result of the negative impact of inflationary pressures on our customers and their businesses resulting in significant increases in loan losses and provisions for those losses, (3) the possibility that our asset quality could decline or that we experience greater loan losses than anticipated, (4) increased levels of other real estate, primarily as a result of foreclosures, (5) the impact of liquidity needs on our results of operations and financial condition, (6) competition from financial institutions and other financial service providers, (7) the effect of interest rate increases on the cost of deposits, (8) unanticipated weakness in loan demand or loan pricing, (9) adverse conditions in the national or local economies including in Bar Harbor Bankshares’ markets throughout Northern New England, (10) the effects of new outbreaks of COVID-19, including actions taken by governmental officials to curb the spread of the virus, and the resulting impact on general economic and financial market conditions and on Bar Harbor Bankshares' and its customers' business, results of operations, asset quality and financial condition, (11) the efficacy of vaccines against the COVID-19 virus, including new variants, (12) lack of strategic growth opportunities or our failure to execute on available opportunities, (13) the ability to grow and retain low-cost core deposits and retain large, uninsured deposits, (14) our ability to effectively manage problem credits, (15) our ability to successfully implement efficiency initiatives on time and with the results projected, (16) our ability to successfully develop and market new products and technology, (17) the impact of negative developments in the financial industry and United States and global capital and credit markets, (18) our ability to retain the services of key personnel, (19) our ability to adapt to technological changes, (20) risks associated with litigation, including reputational and financial risks and the applicability of insurance coverage, (21) the vulnerability of the Bar Harbor Bank & Trust’s computer and information technology systems and networks, and the systems and networks of third parties with whom the Company or the Bar Harbor Bank & Trust contract, to unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss, and other security breaches and interruptions, (22) changes in state and federal laws, rules, regulations, or policies applicable to banks or bank or financial holding companies, including regulatory or legislative developments, (23) adverse impacts (including costs, fines, reputational harm, or other negative effects) from current or future litigation, regulatory examinations, or other legal and/or regulatory actions, (24) our ability to maintain appropriate environmental, social and governance (ESG) practices, oversight, an disclosures; and (25) general competitive, economic, political, and market conditions, including economic conditions in the local markets where we operate. Additional factors which could affect the forward-looking statements can be found in the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. The Company believes the forward-looking statements contained herein are reasonable; however, many of such risks, uncertainties, and other factors are beyond the Company’s ability to control or predict and undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Therefore, the Company can give no assurance that its future results will be as estimated. The Company does not intend to, and disclaims any obligation to, update or revise any forward-looking statement.

BHB - Bar Harbor Bankshares	Page 3	www.barharbor.bank

NON-GAAP FINANCIAL MEASURES

This document contains certain non-GAAP financial measures in addition to results presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These non-GAAP measures are intended to provide the reader with additional supplemental perspectives on operating results, performance trends, and financial condition. Non-GAAP financial measures are not a substitute for GAAP measures; they should be read and used in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is provided below. In all cases, it should be understood that non-GAAP measures do not depict amounts that accrue directly to the benefit of shareholders. An item which management excludes when computing non-GAAP core earnings can be of substantial importance to the Company's results for any particular quarter or year. The Company's non-GAAP core earnings information set forth is not necessarily comparable to non-GAAP information, which may be presented by other companies. Each non-GAAP measure used by the Company in this report as supplemental financial data should be considered in conjunction with the Company's GAAP financial information.

The Company utilizes the non-GAAP measure of core earnings in evaluating operating trends, including components for core revenue and expense. These measures exclude amounts which the Company views as unrelated to its normalized operations, including gains/losses on securities, premises, equipment and other real estate owned, acquisition costs, restructuring costs, legal settlements, and systems conversion costs. Non-GAAP adjustments are presented net of an adjustment for income tax expense.

The Company also calculates core earnings per share based on its measure of core earnings. The Company views these amounts as important to understanding its operating trends, particularly due to the impact of accounting standards related to acquisition activity. Analysts also rely on these measures in estimating and evaluating the Company's performance. Management also believes that the computation of non-GAAP core earnings and core earnings per share may facilitate the comparison of the Company to other companies in the financial services industry. The Company also adjusts certain equity related measures to exclude intangible assets due to the importance of these measures to the investment community.

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BHB - Bar Harbor Bankshares	Page 4	www.barharbor.bank

CONTACTS

Josephine Iannelli; EVP, Chief Financial Officer & Treasurer; (207) 288-3314

TABLE
INDEX	CONSOLIDATED FINANCIAL SCHEDULES (UNAUDITED)

A	Selected Financial Highlights
B	Balance Sheets
C	Loan and Deposit Analysis
D	Statements of Income
E	Statements of Income (Five Quarter Trend)
F	Average Yields and Costs
G	Average Balances
H	Asset Quality Analysis
I-J	Reconciliation of Non-GAAP Financial Measures (Five Quarter Trend) and Supplementary Data

BHB - Bar Harbor Bankshares	Page 5	www.barharbor.bank

BAR HARBOR BANKSHARES

SELECTED FINANCIAL HIGHLIGHTS - UNAUDITED

	At or for the Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2022	2022	2022	2022	2021
PER SHARE DATA
Net earnings, diluted	$0.83	$0.76	$0.70	$0.60	$0.65
Core earnings, diluted (1)	0.83	0.76	0.70	0.62	0.68
Total book value	26.09	25.22	26.19	27.11	28.27
Tangible book value (1)	17.78	16.89	17.83	18.72	19.86
Market price at period end	32.04	26.52	25.86	28.62	28.93
Dividends	0.26	0.26	0.26	0.24	0.24

PERFORMANCE RATIOS (2)
Return on assets	1.30%	1.20%	1.14%	1.00%	1.02%
Core return on assets (1)	1.30	1.20	1.14	1.02	1.07
Pre-tax, pre-provision return on assets	1.72	1.65	1.50	1.28	1.26
Core pre-tax, pre-provision return on assets (1)	1.72	1.65	1.50	1.31	1.33
Return on equity	12.73	11.55	10.58	8.89	9.16
Core return on equity (1)	12.72	11.54	10.59	9.07	9.60
Return on tangible equity	19.03	17.25	15.74	13.01	13.30
Core return on tangible equity (1)	19.02	17.24	15.76	13.27	13.93
Net interest margin, fully taxable equivalent (1) (3)	3.76	3.47	3.19	2.95	2.79
Core net interest margin (1) (4)	3.76	3.47	3.19	2.93	2.69
Efficiency ratio (1)	58.19	57.67	59.25	62.40	60.74

FINANCIAL DATA (In millions)
Total assets	$3,910	$3,840	$3,716	$3,692	$3,709
Total earning assets (5)	3,601	3,525	3,399	3,367	3,380
Total investments	574	566	593	611	626
Total loans	2,903	2,850	2,727	2,655	2,532
Allowance for credit losses	26	25	24	23	23
Total goodwill and intangible assets	125	126	126	126	126
Total deposits	3,043	3,136	3,079	3,048	3,049
Total shareholders' equity	393	380	394	407	424
Net income	13	11	11	9	10
Core earnings (1)	13	11	11	9	10

ASSET QUALITY AND CONDITION RATIOS
Net (recoveries) charge-offs(6)/average loans	(0.02)%	0.01%	—%	(0.01)%	(0.02)%
Allowance for credit losses/total loans	0.89	0.88	0.87	0.87	0.90
Loans/deposits	95	91	89	87	83
Shareholders' equity to total assets	10.06	9.89	10.59	11.02	11.43
Tangible shareholders' equity to tangible assets	7.09	6.85	7.46	7.88	8.32

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in tables I-J for additional information.
(2)	All performance ratios are based on average balance sheet amounts, where applicable.
(3)	Fully taxable equivalent considers the impact of tax-advantaged investment securities and loans.
(4)	Core net interest margin excludes Paycheck Protection Program loans.
(5)	Earning assets includes non-accruing loans and interest-bearing deposits with other banks. Securities are valued at amortized cost.
(6)	Current quarter annualized.

A

BAR HARBOR BANKSHARES

CONSOLIDATED BALANCE SHEETS - UNAUDITED

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands)	2022	2022	2022	2022	2021
Assets
Cash and due from banks	$39,933	$50,760	$40,834	$38,656	$33,508
Interest-earning deposits with other banks	52,362	31,305	26,282	72,393	216,881
Total cash and cash equivalents	92,295	82,065	67,116	111,049	250,389

Securities available for sale	559,516	556,752	586,142	603,910	618,276
Federal Home Loan Bank stock	14,893	9,035	6,572	7,384	7,384
Total securities	574,409	565,787	592,714	611,294	625,660

Loans held for sale	—	982	3,539	2,843	5,523

Total loans	2,902,690	2,850,364	2,727,274	2,654,562	2,531,910
Less: Allowance for credit losses	(25,860)	(25,018)	(23,756)	(23,190)	(22,718)
Net loans	2,876,830	2,825,346	2,703,518	2,631,372	2,509,192

Premises and equipment, net	47,622	48,010	48,350	48,891	49,382
Other real estate owned	—	—	—	—	—
Goodwill	119,477	119,477	119,477	119,477	119,477
Other intangible assets	5,801	6,034	6,267	6,500	6,733
Cash surrender value of bank-owned life insurance	81,197	80,758	80,262	79,861	79,020
Deferred tax asset, net	24,443	25,288	18,405	12,614	5,547
Other assets	87,729	86,499	76,109	68,169	58,310
Total assets	$3,909,803	$3,840,246	$3,715,757	$3,692,070	$3,709,233

Liabilities and shareholders' equity
Demand and other non-interest bearing deposits	$676,350	$700,218	$670,268	$653,471	$664,420
NOW deposits	900,730	918,822	883,239	918,768	940,631
Savings deposits	664,514	669,317	663,676	658,834	628,670
Money market deposits	478,398	513,075	499,456	424,750	389,291
Time deposits	323,439	334,248	361,906	391,940	425,532
Total deposits	3,043,431	3,135,680	3,078,545	3,047,763	3,048,544

Senior borrowings	333,957	188,757	117,347	118,538	118,400
Subordinated borrowings	60,289	60,248	60,206	60,165	60,124
Total borrowings	394,246	249,005	177,553	178,703	178,524

Other liabilities	78,676	75,596	66,062	58,605	58,018
Total liabilities	3,516,353	3,460,281	3,322,160	3,285,071	3,285,086

Total shareholders’ equity	393,450	379,965	393,597	406,999	424,147
Total liabilities and shareholders’ equity	$3,909,803	$3,840,246	$3,715,757	$3,692,070	$3,709,233

Net shares outstanding	15,083	15,066	15,026	15,013	15,001

B

BAR HARBOR BANKSHARES

CONSOLIDATED LOAN & DEPOSIT ANALYSIS - UNAUDITED

LOAN ANALYSIS

						Annualized
						Growth %
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Quarter	Year
(in thousands)	2022	2022	2022	2022	2021	to Date	to Date
Commercial real estate	$1,495,452	$1,421,962	$1,331,860	$1,289,968	$1,210,580	21%	24%
Commercial and industrial	352,735	376,624	360,304	346,394	340,129	(25)	4
Paycheck Protection Program (PPP)	—	—	170	1,126	6,669	—	*
Total commercial loans	1,848,187	1,798,586	1,692,334	1,637,488	1,557,378	11	19
Total commercial loans, excluding PPP	1,848,187	1,798,586	1,692,164	1,636,362	1,550,709	11	19

Residential real estate	898,192	896,618	876,644	868,382	821,004	1	9
Consumer	100,855	100,822	100,816	96,876	98,949	—	2
Tax exempt and other	55,456	54,338	57,480	51,816	54,579	8	2
Total loans	$2,902,690	$2,850,364	$2,727,274	$2,654,562	$2,531,910	7%	15%

DEPOSIT ANALYSIS

						Annualized
						Growth %
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Quarter	Year
(in thousands)	2022	2022	2022	2022	2021	to Date	to Date
Demand	$676,350	$700,218	$670,268	$653,471	$664,420	(14)%	2%
NOW	900,730	918,822	883,239	918,768	940,631	(8)	(4)
Savings	664,514	669,317	663,676	658,834	628,670	(3)	6
Money market	478,398	513,075	499,456	424,750	389,291	(27)	23
Total non-maturity deposits	2,719,992	2,801,432	2,716,639	2,655,823	2,623,012	(12)	4
Total time deposits	323,439	334,248	361,906	391,940	425,532	(13)	(24)
Total deposits	$3,043,431	$3,135,680	$3,078,545	$3,047,763	$3,048,544	(12)%	—%

*Indicates ratios of 100% or greater.

C

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME – UNAUDITED

	Three Months Ended		Year Ended
	December 31,		December 31,
(in thousands, except per share data)	2022	2021	2022	2021
Interest and dividend income
Loans	$32,605	$22,746	$107,797	$95,236
Securities and other	5,551	3,776	18,729	15,568
Total interest and dividend income	38,156	26,522	126,526	110,804
Interest expense
Deposits	3,159	1,434	7,344	8,543
Borrowings	2,043	1,273	5,501	6,688
Total interest expense	5,202	2,707	12,845	15,231
Net interest income	32,954	23,815	113,681	95,573
Provision for credit losses	687	126	2,904	(1,302)
Net interest income after provision for credit losses	32,267	23,689	110,777	96,875
Non-interest income
Trust and investment management fee income	3,442	3,844	14,573	15,179
Customer service fees	3,683	3,470	14,791	13,212
Gain on sales of securities, net	—	890	53	2,870
Mortgage banking income	153	1,563	1,580	6,536
Bank-owned life insurance income	499	669	2,000	2,179
Customer derivative income	97	173	310	1,010
Other income	354	549	2,014	1,275
Total non-interest income	8,228	11,158	35,321	42,261
Non-interest expense
Salaries and employee benefits	12,900	11,842	48,657	47,117
Occupancy and equipment	4,321	4,105	17,575	16,356
Loss on sales of premises and equipment, net	75	515	10	378
Outside services	435	431	1,578	1,943
Professional services	490	556	1,612	1,756
Communication	263	205	880	912
Marketing	411	378	1,561	1,541
Amortization of intangible assets	233	233	932	940
Loss on debt extinguishment	—	1,083	—	2,851
Acquisition, conversion and other expenses	(90)	(92)	266	1,667
Provision for unfunded commitments	1,413	(49)	1,758	177
Other expenses	4,184	3,714	16,424	14,870
Total non-interest expense	24,635	22,921	91,253	90,508
Income before income taxes	15,860	11,926	54,845	48,628
Income tax expense	3,348	2,160	11,288	9,329
Net income	$12,512	$9,766	$43,557	$39,299

Earnings per share:
Basic	$0.83	$0.65	$2.90	$2.63
Diluted	0.83	0.65	2.88	2.61

Weighted average shares outstanding:
Basic	15,073	14,993	15,040	14,969
Diluted	15,147	15,075	15,112	15,045

D

BAR HARBOR BANKSHARES

CONSOLIDATED STATEMENTS OF INCOME (5 Quarter Trend) - UNAUDITED

	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands, except per share data)	2022	2022	2022	2022	2021
Interest and dividend income
Loans	$32,605	$27,940	$24,581	$22,671	$22,746
Securities and other	5,551	5,145	4,207	3,826	3,776
Total interest and dividend income	38,156	33,085	28,788	26,497	26,522
Interest expense
Deposits	3,159	1,801	1,195	1,189	1,434
Borrowings	2,043	1,374	1,074	1,010	1,273
Total interest expense	5,202	3,175	2,269	2,199	2,707
Net interest income	32,954	29,910	26,519	24,298	23,815
Provision for credit losses	687	1,306	534	377	126
Net interest income after provision for credit losses	32,267	28,604	25,985	23,921	23,689
Non-interest income
Trust and investment management fee income	3,442	3,548	3,829	3,754	3,844
Customer service fees	3,683	3,836	3,656	3,616	3,470
Gain on sales of securities, net	—	44	—	9	890
Mortgage banking income	153	315	488	624	1,563
Bank-owned life insurance income	499	496	504	501	669
Customer derivative income	97	58	137	18	173
Other income	354	526	347	787	549
Total non-interest income	8,228	8,823	8,961	9,309	11,158
Non-interest expense
Salaries and employee benefits	12,900	12,242	11,368	12,147	11,842
Occupancy and equipment	4,321	4,458	4,373	4,423	4,105
Loss (gain) on sales of premises and equipment, net	75	—	10	(75)	515
Outside services	435	393	410	340	431
Professional services	490	421	528	173	556
Communication	263	204	188	225	205
Marketing	411	518	369	263	378
Amortization of intangible assets	233	233	233	233	233
Loss on debt extinguishment	—	—	—	—	1,083
Acquisition, conversion and other expenses	(90)	31	—	325	(92)
Provision for unfunded commitments	1,413	(26)	45	326	(49)
Other expenses	4,184	4,558	4,176	3,506	3,714
Total non-interest expense	24,635	23,032	21,700	21,886	22,921
Income before income taxes	15,860	14,395	13,246	11,344	11,926
Income tax expense	3,348	2,965	2,743	2,232	2,160
Net income	$12,512	$11,430	$10,503	$9,112	$9,766

Earnings per share:
Basic	$0.83	$0.76	$0.70	$0.61	$0.65
Diluted	0.83	0.76	0.70	0.60	0.65

Weighted average shares outstanding:
Basic	15,073	15,058	15,018	15,011	14,993
Diluted	15,147	15,113	15,077	15,102	15,075

E

BAR HARBOR BANKSHARES

AVERAGE YIELDS AND COSTS (Fully Taxable Equivalent (Non-GAAP) - Annualized) - UNAUDITED

	Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2022	2022	2022	2022	2021
Earning assets
Interest-earning deposits with other banks	4.00%	2.13%	0.80%	0.16%	0.16%
Securities available for sale and FHLB stock	3.40	3.12	2.69	2.55	2.66
Loans:
Commercial real estate	4.81	4.26	3.82	3.50	3.40
Commercial and industrial	5.43	4.46	3.67	3.46	3.23
Paycheck protection program	—	—	13.99	26.49	26.25
Residential real estate	3.63	3.45	3.55	3.55	3.61
Consumer	5.79	4.55	3.82	3.51	3.49
Total loans	4.56	4.04	3.71	3.54	3.58
Total earning assets	4.35%	3.84%	3.46%	3.21%	3.10%

Funding liabilities
Deposits:
NOW	0.22%	0.16%	0.14%	0.14%	0.14%
Savings	0.16	0.08	0.08	0.09	0.08
Money market	1.42	0.65	0.19	0.12	0.12
Time deposits	0.69	0.55	0.58	0.62	0.77
Total interest-bearing deposits	0.52	0.30	0.20	0.20	0.24
Borrowings	3.23	2.69	2.41	2.29	2.17
Total interest-bearing liabilities	0.78%	0.48%	0.36%	0.35%	0.41%

Net interest spread	3.57	3.36	3.10	2.86	2.69
Net interest margin, fully taxable equivalent(1)	3.76	3.47	3.19	2.95	2.79
Core net interest margin (1)	3.76	3.47	3.19	2.93	2.69

(1)	Non-GAAP financial measure. Refer to the Reconciliation of Non-GAAP Financial Measures in tables I-J for additional information.

F

BAR HARBOR BANKSHARES

AVERAGE BALANCES - UNAUDITED

	Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands)	2022	2022	2022	2022	2021
Assets
Interest-earning deposits with other banks (1)	$26,360	$59,556	$63,317	$140,383	$325,260
Securities available for sale and FHLB stock (2)	641,787	642,475	637,881	629,811	578,323
Loans:
Commercial real estate	1,447,384	1,351,599	1,296,162	1,264,798	1,189,803
Commercial and industrial	403,304	421,963	412,518	393,759	386,156
Paycheck protection program	—	94	788	2,999	14,824
Residential real estate	897,637	882,158	863,172	856,252	844,872
Consumer	100,182	101,175	98,588	97,594	100,723
Total loans (3)	2,848,507	2,756,989	2,671,228	2,615,402	2,536,378
Total earning assets	3,516,654	3,459,020	3,372,426	3,385,596	3,439,961
Cash and due from banks	36,891	40,330	35,051	32,742	37,818
Allowance for credit losses	(25,497)	(24,061)	(23,228)	(23,256)	(22,525)
Goodwill and other intangible assets	125,391	125,626	126,090	126,090	126,324
Other assets	164,749	171,394	178,037	190,846	200,097
Total assets	$3,818,188	$3,772,309	$3,688,376	$3,712,018	$3,781,675

Liabilities and shareholders' equity
Deposits:
NOW	$899,388	$905,668	$893,239	$930,556	$913,326
Savings	664,016	668,255	657,047	640,672	620,599
Money market	501,564	491,683	457,088	414,130	395,341
Time deposits	334,297	349,787	375,782	406,730	450,559
Total interest-bearing deposits	2,399,265	2,415,393	2,383,156	2,392,088	2,379,825
Borrowings	251,263	202,296	178,519	178,958	232,492
Total interest-bearing liabilities	2,650,528	2,617,689	2,561,675	2,571,046	2,612,317
Non-interest-bearing demand deposits	703,471	690,134	661,412	660,717	684,895
Other liabilities	74,276	71,934	67,069	64,619	61,480
Total liabilities	3,428,275	3,379,757	3,290,156	3,296,382	3,358,692
Total shareholders' equity	389,913	392,552	398,220	415,636	422,983
Total liabilities and shareholders' equity	$3,818,188	$3,772,309	$3,688,376	$3,712,018	$3,781,675

(1)	Total average interest-bearing deposits with other banks is net of Federal Reserve daily cash letter.
(2)	Average balances for securities available-for-sale are based on amortized cost.
(3)	Total average loans include non-accruing loans and loans held for sale.

G

BAR HARBOR BANKSHARES

ASSET QUALITY ANALYSIS - UNAUDITED

	At or for the Quarters Ended
	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands)	2022	2022	2022	2022	2021
NON-PERFORMING ASSETS
Non-accruing loans:
Commercial real estate	$1,222	$1,587	$1,483	$1,633	$2,890
Commercial installment	264	348	632	905	1,056
Residential real estate	4,151	4,858	4,882	5,612	5,192
Consumer installment	911	981	881	1,063	1,053
Total non-accruing loans	6,548	7,774	7,878	9,213	10,191
Other real estate owned	—	—	—	—	—
Total non-performing assets	$6,548	$7,774	$7,878	$9,213	$10,191

Total non-accruing loans/total loans	0.23%	0.27%	0.29%	0.35%	0.40%
Total non-performing assets/total assets	0.17	0.20	0.21	0.25	0.27

PROVISION AND ALLOWANCE FOR CREDIT LOSSES
Balance at beginning of period	$25,018	$23,756	$23,190	$22,718	$22,448
Charged-off loans	(136)	(85)	(62)	(83)	(154)
Recoveries on charged-off loans	291	41	94	178	298
Net loans recovered (charged-off)	155	(44)	32	95	144
Provision for credit losses	687	1,306	534	377	126
Balance at end of period	$25,860	$25,018	$23,756	$23,190	$22,718

Allowance for credit losses/total loans	0.89%	0.88%	0.87%	0.87%	0.90%
Allowance for credit losses/non-accruing loans	395	322	300	252	223

NET LOAN RECOVERIES (CHARGE-OFFS)
Commercial real estate	$—	$7	$59	$54	$216
Commercial installment	285	12	12	25	53
Residential real estate	(56)	(5)	6	76	8
Consumer installment	(74)	(58)	(45)	(60)	(133)
Total, net	$155	$(44)	$32	$95	$144

Net (recoveries) charge-offs (QTD annualized)/average loans	(0.02)%	0.01%	—%	(0.01)%	(0.02)%
Net (recoveries) charge-offs (YTD annualized)/average loans	(0.01)	—	(0.01)	(0.01)	0.01

DELINQUENT AND NON-ACCRUING LOANS/ TOTAL LOANS
30-89 Days delinquent	0.08%	0.09%	0.09%	0.22%	0.31%
90+ Days delinquent and still accruing	0.01	0.01	0.03	0.03	0.01
Total accruing delinquent loans	0.09	0.10	0.12	0.25	0.32
Non-accruing loans	0.23	0.27	0.29	0.35	0.40
Total delinquent and non-accruing loans	0.32%	0.37%	0.41%	0.60%	0.72%

H

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands)		2022	2022	2022	2022	2021
Net income		$12,512	$11,430	$10,503	$9,112	$9,766
Non-core items:
Gain on sale of securities, net		—	(44)	—	(9)	(890)
Loss (gain) on sale of premises and equipment, net		75	—	10	(75)	515
Loss on debt extinguishment		—	—	—	—	1,083
Acquisition, conversion and other expenses		(90)	31	—	325	(92)
Income tax expense (1)		4	3	(2)	(56)	(144)
Total non-core items		(11)	(10)	8	185	472
Core earnings (2)	(A)	$12,501	$11,420	$10,511	$9,297	$10,238

Net interest income	(B)	$32,954	$29,910	$26,519	$24,298	$23,815
Non-interest income		8,228	8,823	8,961	9,309	11,158
Total revenue		41,182	38,733	35,480	33,607	34,973
Gain on sale of securities, net		—	(44)	—	(9)	(890)
Total core revenue (2)	(C)	$41,182	$38,689	$35,480	$33,598	$34,083

Total non-interest expense		24,635	23,032	21,700	21,886	22,921
Non-core expenses:
(Loss) gain on sale of premises and equipment, net		(75)	—	(10)	75	(515)
Loss on debt extinguishment		—	—	—	—	(1,083)
Acquisition, conversion and other expenses		90	(31)	—	(325)	92
Total non-core expenses		15	(31)	(10)	(250)	(1,506)
Core non-interest expense (2)	(D)	$24,650	$23,001	$21,690	$21,636	$21,415

Total revenue		41,182	38,733	35,480	33,607	34,973
Total non-interest expense		24,635	23,032	21,700	21,886	22,921
Pre-tax, pre-provision net revenue		$16,547	$15,701	$13,780	$11,721	$12,052

Core revenue(2)		41,182	38,689	35,480	33,598	34,083
Core non-interest expense(2)		24,650	23,001	21,690	21,636	21,415
Core pre-tax, pre-provision net revenue(2)	(U)	$16,532	$15,688	$13,790	$11,962	$12,668

(in millions)
Average earning assets	(E)	$3,517	$3,459	$3,372	$3,386	$3,440
Average paycheck protection program (PPP) loans	(R)	—	—	1	3	15
Average earning assets, excluding PPP loans	(S)	3,517	3,459	3,371	3,383	3,425
Average assets	(F)	3,818	3,772	3,688	3,712	3,782
Average shareholders' equity	(G)	390	393	398	416	423
Average tangible shareholders' equity (2) (3)	(H)	265	267	272	290	297
Tangible shareholders' equity, period-end (2) (3)	(I)	268	254	268	281	298
Tangible assets, period-end (2) (3)	(J)	3,785	3,715	3,587	3,566	3,583

I

BAR HARBOR BANKSHARES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND SUPPLEMENTARY DATA – UNAUDITED

		At or for the Quarters Ended
		Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
(in thousands)		2022	2022	2022	2022	2021
Common shares outstanding, period-end	(K)	15,083	15,066	15,026	15,013	15,001
Average diluted shares outstanding	(L)	15,147	15,113	15,077	15,102	15,075

Core earnings per share, diluted (2)	(A/L)	$0.83	$0.76	$0.70	$0.62	$0.68
Tangible book value per share, period-end (2)	(I/K)	17.78	16.89	17.83	18.72	19.86
Securities adjustment, net of tax (1) (4)	(M)	(55,246)	(58,715)	(38,304)	(20,225)	1,985
Tangible book value per share, excluding securities adjustment (2) (4)	(I+M)/K	21.44	20.79	20.38	20.07	19.73
Tangible shareholders' equity/total tangible assets (2)	(I/J)	7.09	6.85	7.47	7.88	8.32

Performance ratios (5)
GAAP return on assets		1.30%	1.20%	1.14%	1.00%	1.02%
Core return on assets (2)	(A/F)	1.30	1.20	1.14	1.02	1.07
Pre-tax, pre-provision return on assets		1.72	1.65	1.50	1.28	1.26
Core pre-tax, pre-provision return on assets (2)	(U/F)	1.72	1.65	1.50	1.31	1.33
GAAP return on equity		12.73	11.55	10.58	8.89	9.16
Core return on equity (2)	(A/G)	12.72	11.54	10.59	9.07	9.60
Return on tangible equity		19.03	17.25	15.74	13.01	13.30
Core return on tangible equity (1) (2)	(A+Q)/H	19.02	17.24	15.76	13.27	13.93
Efficiency ratio (2) (6)	(D-O-Q)/(C+N)	58.19	57.67	59.25	62.40	60.74
Net interest margin, fully taxable equivalent (2)	(B+P)/E	3.76	3.47	3.19	2.95	2.79
Core net interest margin (2) (7)	(B+P-T)/S	3.76	3.47	3.19	2.93	2.69

Supplementary data (in thousands)
Taxable equivalent adjustment for efficiency ratio	(N)	$520	$533	$491	$476	$573
Franchise taxes included in non-interest expense	(O)	149	149	144	141	132
Tax equivalent adjustment for net interest margin	(P)	365	379	334	320	369
Intangible amortization	(Q)	233	233	233	233	233
Interest and fees on PPP loans	(T)	—	—	27	196	981

(1)	Assumes a marginal tax rate of 23.53% in the fourth quarter of 2022 and 23.41% for the previous four quarters.
(2)	Non-GAAP financial measure.
(3)	Tangible shareholders' equity is computed by taking total shareholders' equity less the intangible assets at period-end. Tangible assets is computed by taking total assets less the intangible assets at period-end.
(4)	Securities adjustment, net of tax represents the total unrealized loss on available-for-sale securities recorded on the Company's consolidated balance sheets within total common shareholders' equity.
(5)	All performance ratios are based on average balance sheet amounts, where applicable.
(6)	Efficiency ratio is computed by dividing core non-interest expense net of franchise taxes and intangible amortization divided by core revenue on a fully taxable equivalent basis.
(7)	Core net interest margin excludes Paycheck Protection Program loans.

J